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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the "Corporation"), hereby constitutes and appoints Dennis D. Dammerman, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $10,000,000,000 aggregate amount of the Corporation's debt securities, warrants and preferred stock, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 17th day of September, 1999.


      /s/ Denis J. Nayden
--------------------------------------
Denis J. Nayden
Chief Executive Officer, President and Director
  (Principal Executive Officer)

     /s/ James A. Parke                    /s/ Joan C. Amble
--------------------------------------  --------------------------------------
James A. Parke                          Joan C. Amble
Executive Vice President and Chief      Vice President and Controller
Financial Officer and Director          (Principal Accounting Officer)
(Principal Financial Officer)

   /s/ Jeffrey S. Werner                   /s/ Nigel D.T. Andrews
--------------------------------------  --------------------------------------
Jeffrey S. Werner                       Nigel D.T. Andrews
Senior Vice President - Corporate       Director
  Treasury and Global Funding
  Operation
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  /s/ Nancy E. Barton                      /s/ James R. Bunt
--------------------------------------  --------------------------------------
Nancy E. Barton                         James R. Bunt
Director                                Director

   /s/ David L. Calhoun                    /s/ David M. Cote
--------------------------------------  --------------------------------------
David L. Calhoun                        David M. Cote
Director                                Director


--------------------------------------  --------------------------------------
Dennis D. Dammerman                     Benjamin W. Heineman, Jr.
Director                                Director

                                           /s/ W. James McNerney, Jr.
--------------------------------------  --------------------------------------
Jeffrey R. Immelt                       W. James McNerney, Jr.
Director                                Director

  /s/ John H. Myers                        /s/ Robert L. Nardelli
--------------------------------------  --------------------------------------
John H. Myers                           Robert L. Nardelli
Director                                Director

  /s/ Michael A. Neal                      /s/ Gary M. Reiner
--------------------------------------  --------------------------------------
Michael A. Neal                         Gary M. Reiner
Director                                Director

  /s/ John M. Samuels                      /s/ Keith S. Sherin
--------------------------------------  --------------------------------------
John M. Samuels                         Keith S. Sherin
Director                                Director

   /s/ Edward D. Stewart                   /s/ John F. Welch, Jr.
--------------------------------------  --------------------------------------
Edward D. Stewart                       John F. Welch, Jr.
Director                                Director